                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, RONALD E. BOMBOLIS, Senior Vice President and Controller (Principal Accounting Officer) of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN and JAMES H. GILLIAM, JR., officers of the Company, or either of them, with full power to act without the other, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 1997.

                                                 /s/ RONALD E. BOMBOLIS
                                                     RONALD E. BOMBOLIS

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROBERT J. CALLANDER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1997.

                                                 /s/ ROBERT J. CALLANDER
                                                     ROBERT J. CALLANDER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, FINN M. W. CASPERSEN, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 1997.

                                                 /s/ FINN M. W. CASPERSEN
                                                     FINN M. W. CASPERSEN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROBERT C. CLARK, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1997.

                                                 /s/ ROBERT C. CLARK
                                                     ROBERT C. CLARK

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, LEONARD S. COLEMAN, JR., a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 1997.

                                                 /s/ LEONARD S. COLEMAN, JR.
                                                     LEONARD S. COLEMAN, JR.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, DAVID J. FARRIS, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 1997.

                                                 /s/ DAVID J. FARRIS
                                                     DAVID J. FARRIS

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, JAMES H. GILLIAM, JR., a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN and RONALD E. BOMBOLIS, officers of the Company, or either of them, with full power to act without the other, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 1997.

                                                 /s/ JAMES H. GILLIAM, JR.
                                                     JAMES H. GILLIAM, JR.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ANDREW C. HALVORSEN, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint JAMES H. GILLIAM, JR. and RONALD E. BOMBOLIS, officers of the Company, or either of them, with full power to act without the other, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1997.

                                                 /s/ ANDREW C. HALVORSEN
                                                     ANDREW C. HALVORSEN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROLAND A. HERNANDEZ, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1997.

                                                 /s/ ROLAND A. HERNANDEZ
                                                     ROLAND A. HERNANDEZ

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, J. ROBERT HILLIER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1997.

                                                 /s/ J. ROBERT HILLIER
                                                     J. ROBERT HILLIER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, GERALD L. HOLM, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 1997.

                                                 /s/ GERALD L. HOLM
                                                     GERALD L. HOLM

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, THOMAS H. KEAN, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1997.

                                                 /s/ THOMAS H. KEAN
                                                     THOMAS H. KEAN

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, STEVEN MULLER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1997.

                                                 /s/ STEVEN MULLER
                                                     STEVEN MULLER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, SUSAN JULIA ROSS, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1997.

                                                 /s/ SUSAN JULIA ROSS
                                                     SUSAN JULIA ROSS

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, ROBERT A. TUCKER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 1997.

                                                 /s/ ROBERT A. TUCKER
                                                     ROBERT A. TUCKER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, SUSAN M. WACHTER, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1997.

                                                 /s/ SUSAN M. WACHTER
                                                     SUSAN M. WACHTER

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: THAT I, CHARLES H. WATTS, II, a Director of Beneficial Corporation, 301 N. Walnut Street, Wilmington, Delaware 19801 (the "Company"), do hereby make, constitute and appoint ANDREW C. HALVORSEN, JAMES H. GILLIAM, JR., and RONALD E. BOMBOLIS, officers of the Company, or any one of them, with full power to act without the others, my true and lawful attorney-in-fact or agent for me and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the registration under such act of Debt Securities of the Company in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding, all such securities to be issued by the Company on the terms and conditions as may be approved by the Finance Committee of the Board of Directors of the Company or the proper officers designated by such Committee.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 1997.

                                                 /s/ CHARLES H. WATTS, II
                                                     CHARLES H. WATTS, II